UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs BDC, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 17, 2020.

GOLDMAN SACHS BDC, INC.	Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 11, 2020
Date: June 17, 2020 Time: 10:00 AM ET
Location: www.meetingcenter.io/243329110

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

——   Before You Vote   ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

    1) BY INTERNET:     www.proxyvote.com

    2) BY TELEPHONE: 1-800-579-1639

    3) BY E-MAIL*:          sendmaterial@proxyvote.com

*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 8, 2020 to facilitate timely delivery.

——   How To Vote   ——

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.meetingcenter.io/243329110. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.  To elect two Class III directors of the Company who will each serve until the 2023 Annual Meeting of the Stockholders or until his or her successor is duly elected and qualified:

01)     Ross J. Kari

02)     Ann B. Lane

2.  To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

GOLDMAN SACHS BDC, INC.

IMPORTANT PROXY INFORMATION

Your Vote Counts

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.

When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

2020 Annual Stockholders Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting

Important Notice Regarding the Availability of Proxy Materials for the Goldman Sachs BDC, Inc.

2020 Annual Meeting of Stockholders to be virtually held on June 17, 2020.

As a stockholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the 2020 Annual Meeting of Stockholders along with the Board of Directors’ recommendations.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares.

The Proxy Materials, which include the Proxy Statement and Notice of Annual Meeting are available at:

https://www.proxy-direct.com/gol-31371.

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than June 8, 2020, to facilitate timely delivery.

The 2020 Annual Meeting of Stockholders for the Goldman Sachs BDC, Inc. will be held virtually on June 17, 2020, at 10:00 a.m., Eastern Time, at the following Website: www.meetingcenter.io/243329110, The Password for the meeting is: BDC2020.

To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this Notice.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/gol-31371

On this site you can view the Proxy Statement online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the 2020 Annual Meeting of Stockholders and/or to set future delivery preferences.

-  Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-  If you want to elect to receive all future Proxy Materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JUNE 8, 2020, TO FACILITATE TIMELY DELIVERY.

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The 2020 Annual Meeting of Stockholders of Goldman Sachs BDC, Inc. is being held to consider and vote on the following proposals:

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1 and 2

1.	To elect two Class III directors of the Company who will each serve until the 2023 annual meeting of the stockholders or until his or her successor is duly elected and qualified:

01. Ross J. Kari 02. Ann B. Lane

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

If you want to join the 2020 Annual Meeting of Stockholders to be held virtually on the Internet, please follow the instructions in the Proxy Materials. Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

Your company has elected to utilize a distribution model authorized by the Securities and Exchange Commission (the “SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed Proxy Materials. As a stockholder, you can select the means by which you access those Proxy Materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Stockholder Meeting and all future meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future stockholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

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